Note 17 - Related Party Transactions	12 Months Ended
Dec. 31, 2012
Related Party Transactions Disclosure [Text Block]
NOTE 17:                    RELATED PARTY TRANSACTIONS

In the ordinary course of business, the Bank has granted loans to executive officers and directors and their affiliates.  Annual activity consisted of the following:

	Year ended December 31,
	2012	2011	2010

Balance, beginning of year	$5,794,896	$5,982,120	$6,829,498
New Loans	464,400	650,095	-
Repayments	(164,288)	(837,319)	(847,378)

Balance, end of year	$6,095,008	$5,794,896	$5,982,120

 In management's opinion, such loans and other extensions of credit and deposits were made in the ordinary course of business and were made on substantially the same terms as those prevailing at the time for comparable transactions with other persons.  Further, in management's opinion, these loans did not involve more than normal risk of collectability or present other unfavorable features.